UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2016

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Pier 1, Bay 3
San Francisco, CA 94111
(Address and zip code of principal executive offices)

(415) 283-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 8, 2016, certain investment funds managed by Riverstone Holdings LLC (“Riverstone”) which own interests in Pattern Energy Group LP (“PEG LP 1.0”) engaged in a transaction in which (a) certain assets of PEG LP 1.0 consisting principally of early and mid-stage stage U.S. development assets (including the Grady project which is on the identified ROFO list) were transferred to a newly formed entity, Pattern Energy Group 2 LP (“PEG LP 2.0” and, collectively with PEG LP 1.0, "Pattern Development") and (b) PEG LP 1.0 retained the remainder of its assets consisting principally of the other identified ROFO projects, non-U.S. development assets, and equity interests in Pattern Energy Group Inc. (the "Company", "we" or "us"). The purpose of the transaction is to facilitate additional long-term capital raises by Pattern Development to support the substantial growth in the development pipeline. PEG LP 2.0 is structured to allow us to potentially invest in PEG LP 2.0 in the future. No assurances can be given that such transaction will result in the raise of additional development capital, that we will participate in the development business, or (even if we do so participate) that we would be successful.
We also entered into each of the agreements set forth below which are substantially the same as existing agreements we have previously entered into with PEG LP 1.0. The following descriptions do not purport to be a complete description and are qualified in their entirety by reference to the full text of the respective agreements, which are attached hereto as exhibits and are incorporated herein by reference.
Purchase Rights Agreement
We have entered into a purchase rights agreement with PEG LP 2.0 (the “PEG LP 2.0 Purchase Rights Agreement”) and its equity owners. Such agreement is substantially the same as the purchase rights agreement we had previously entered into with PEG LP 1.0 and its equity owners (the "PEG LP 1.0 Purchase Rights Agreement"). We waived our rights of first offer under the PEG LP 1.0 Purchase Rights Agreement such that the transfer of early and mid-stage U.S. development assets to PEG LP 2.0 could occur and because we would have rights of first offer with PEG LP 2.0 with respect to such transferred assets. The PEG LP 2.0 Purchase Rights Agreement provides us two distinct avenues to grow our business through acquisition opportunities from PEG LP 2.0:

•	a right of first offer with respect to any power project that PEG LP 2.0 decides to sell, which we refer to as our “PEG LP 2.0 Project Purchase Right;” and

•
a right of first offer with respect to PEG LP 2.0 itself, or substantially all of its assets, if the equity owners of PEG LP 2.0 decide to sell any material portion of the equity interests in PEG LP 2.0 or substantially all of its assets, which we refer to as our “PEG LP 2.0 Purchase Right.”

We refer to this collection of rights as our "PEG LP 2.0 Purchase Rights” and such substantially similar rights contained in the PEG LP 1.0 Purchase Rights Agreement as our "PEG LP 1.0 Purchase Rights.”
Our PEG LP 2.0 Project Purchase Right and PEG LP 2.0 Purchase Right will terminate together upon the fifth anniversary of the date of the agreement, but are subject to automatic five-year renewals unless either party dissents at the time of renewal.  In addition, our PEG LP 2.0 Project Purchase Right and PEG LP 2.0 Purchase Right terminate together upon the third occasion (within any five-year initial or renewal term) on which we have elected not to exercise our Project Purchase Right with respect to an operational or construction-ready project and following which PEG LP 2.0 has sold the project to an unrelated third party.
Any purchase of assets from PEG LP 2.0, or of PEG LP 2.0 itself, pursuant to our PEG LP 2.0 Purchase Rights will be subject to customary conditions precedent as well as the approval by the Board of Directors based on the recommendation to approve by the Conflicts Committee of our Board of Directors.
PEG LP 2.0 Project Purchase Right
Pursuant to, and during the term of, our PEG LP 2.0 Project Purchase Right, PEG LP 2.0 has agreed to offer us a right of first offer with respect to any power project that it decides to sell. Our PEG LP 2.0 Project Purchase Right extends to the sale of all of PEG LP 2.0’s projects, including development projects. However, PEG LP 2.0 will have the right to terminate our PEG LP 2.0 Project Purchase Right (within any five-year initial or renewal term) upon PEG LP 2.0’s third sale of an operational or construction-ready project to persons other than affiliates of PEG LP 2.0 or us following our third election not to exercise our PEG LP 2.0 Project Purchase Right. Operational or construction-ready projects that PEG LP 2.0 chooses to sell will generally include projects that have secured a power sale agreement, real estate rights, required permits, interconnection rights and equipment supply and construction agreements. Under the terms of our PEG LP 2.0 Project Purchase Right, once we are notified by PEG LP 2.0 that it is seeking a purchaser for one of its projects, we shall either (a) deliver a written offer, or the “First Rights Project Offer,” to PEG

LP 2.0 to purchase its entire interest in the project setting forth our offer price, or our “Project Offer Price” and other material terms and conditions on which we propose to purchase such project, or the “Project Sale Terms,” or (b) deliver a written notice to PEG LP 2.0 that we will not make an offer to purchase PEG LP 2.0’s entire interest in the project. If PEG LP 2.0 elects not to accept our First Rights Project Offer, it may sell the project to a third party, provided that it sells the project within nine months of such rejection at a price not less than 105% of our Project Offer Price set forth in the First Rights Project Offer and on terms not materially less favorable than the Project Sale Terms.
Our PEG LP 2.0 Purchase Right
We have a right of first offer with respect to PEG LP 2.0 itself or substantially all of its assets, if the equity owners of PEG LP 2.0 decide to sell a material portion of the equity interests in PEG LP 2.0 or substantially all of its assets.
Under the terms of our PEG LP 2.0 Purchase Right, the equity owners of PEG LP 2.0 will be required to notify us if they intend to sell PEG LP 2.0 or substantially all of its assets, and we will be required to either (a) deliver a written offer, or the “First Rights PEG LP 2.0 Offer,” to purchase PEG LP 2.0 or substantially all of its assets, setting forth our offer price, or our “PEG LP 2.0 Offer Price,” and the other material terms and conditions upon which we propose to purchase PEG LP 2.0, or the “PEG LP 2.0 Sale Terms,” or (b) deliver a written notice to the equity owners of PEG LP 2.0 that we will not make an offer to purchase PEG LP 2.0 or substantially all of its assets. If the equity owners of PEG LP 2.0 elect not to accept our First Rights PEG LP 2.0 Offer, they may sell PEG LP 2.0 or substantially all of its assets to another third party, provided that the sale is consummated within nine months of the date of the First Rights PEG LP 2.0 Offer, at a price not less than 105% of the PEG LP 2.0 Offer Price and otherwise on terms not materially less favorable than those set forth in the First Rights PEG LP 2.0 Offer.
Amended and Restated Non-Competition Agreement
Previously, in October 2013, we entered into a Non-Competition Agreement with PEG LP 1.0. On December 8, 2016, the Non-Competition Agreement was amended and restated, and PEG LP 2.0 was added as a party thereto. Pursuant to the Amended and Restated Non-Competition Agreement, each of PEG LP 1.0 and PEG LP 2.0 has agreed that, for so long as any of our PEG LP 1.0 Purchase Rights or PEG LP 2.0 Purchase Rights, respectively, are exercisable, PEG LP 1.0 and PEG LP 2.0, as applicable, will not compete with us for acquisitions of power generation or transmission projects from third parties. Each of PEG LP 1.0 and PEG LP 2.0, as applicable, will notify us of opportunities to acquire power generation or transmission projects that it wishes to pursue, and, should we be interested in acquiring all or a portion of such projects, we will have the right to direct PEG LP 1.0 and PEG LP 2.0, as applicable, to forego such opportunities and to cause employees of PEG LP 1.0 and PEG LP 2.0, as applicable, to assist us in connection with pursuing such acquisition as a result of the Multilateral Management Services Agreement (as discussed below). We may also elect to collaborate with PEG LP 1.0 and PEG LP 2.0, as applicable, to jointly pursue acquisition opportunities from time to time. Riverstone is not subject to the Amended and Restated Non-Competition Agreement.
Multilateral Management Services Agreement (the amended and restated Bilateral Management Services Agreement)
Previously, in October 2013, we entered into a Bilateral Management Services Agreement with PEG LP 1.0. On December 8, 2016, the Bilateral Management Services Agreement was amended and restated, PEG LP 2.0 was added as a party thereto, and such agreement was re-named as the Multilateral Management Services Agreement. Pursuant to the Multilateral Management Services Agreement:

•
PEG LP 1.0 agrees to make its personnel available to each of us and PEG LP 2.0 to provide certain services, including accounting and tax, construction and engineering, corporate legal, corporate support, finance and analysis, human resources, information technology support and project development; and

•
We agree to make our personnel available to each of PEG LP 1.0 and PEG LP 2.0 to provide certain services to the extent required, including personnel to act as “shared PEG executives” (as defined below).

Our project operations personnel and executive officers are solely compensated by us. These executives lead our business functions and rely on support from PEG LP 1.0 employees for certain professional, technical and administrative functions. PEG LP 1.0 employs those employees whose primary responsibilities relate to project development, construction or legal, financial or other administrative functions. The Multilateral Management Services Agreement provides each of us, PEG LP 1.0, and PEG LP 2.0 to benefit, primarily on a cost-reimbursement basis, from our respective management and other professional, technical and administrative personnel, all of whom ultimately report to and are managed by our executive officers. In the event that PEG LP 1.0 or PEG LP 2.0, as applicable, is, or substantially all of its assets are, acquired by an unrelated third party, we will also have the unilateral right to terminate the Multilateral Management Services Agreement with respect to PEG LP 1.0 or PEG LP 2.0, as applicable.

Pursuant to the Multilateral Management Services Agreement, certain of our executive officers, including our CEO, also provide executive management services to PEG LP 1.0 and PEG LP 2.0 and devote their time to each of our company, PEG LP 1.0, and PEG LP 2.0 as is prudent in carrying out their executive responsibilities and fiduciary duties. We refer to our employees who serve as executive officers of our company and PEG LP 1.0 and/or PEG LP 2.0 as the “shared PEG executives.” The shared PEG executives have responsibilities for us and PEG LP 1.0 and/or PEG LP 2.0 and, as a result, these individuals do not devote all of their time to our business. Under the terms of the Multilateral Management Services Agreement, PEG LP 1.0 and/or PEG LP 2.0, as applicable, are required to reimburse us for an allocation of the compensation paid to such shared PEG executives reflecting the percentage of time spent providing services to such entity/entities (as applicable).
The Multilateral Management Services Agreement entitles us to acquire from PEG LP 1.0 or PEG LP 2.0, as applicable, any assets reasonably necessary for the administration of our business, such as computer hardware, software and data back-up infrastructure, and PEG LP 1.0 and PEG LP 2.0, as applicable, will be required to reimburse us for an allocation of the costs paid by us for its share of costs going forward to the extent these assets are subsequently used in the administration of PEG LP 1.0’s or PEG LP 2.0’s business, as applicable.
Employee Transfer of PEG LP 1.0 Employees
The Multilateral Management Services Agreement continues to provide us the option to cause the employees of PEG LP 1.0 to become our employees. We refer to this event as the employee transfer. We have the option, exercisable by delivery of a written notice to PEG LP 1.0 at any time prior to December 31, 2017, to require the employee transfer to occur. From and after the date of such notice, we, PEG LP 1.0, and PEG LP 2.0 will cooperate to cause such employee transfer to occur by the six month anniversary of such notice or as soon as reasonably practicable thereafter. We will not be required to make any payments to PEG LP 1.0 or PEG LP 2.0 upon the occurrence of the employee transfer, other than the payment of any statutory severance payments that may as a result be due and payable to employees in certain jurisdictions outside the United States. The occurrence of the employee transfer will not alter our PEG LP 1.0 Purchase Rights or PEG LP 2.0 Purchase Rights.
Following the employee transfer, we will continue to provide management and other services to PEG LP 1.0 and PEG LP 2.0 (including such capabilities that as a result of the employee transfer have become our capabilities) to the extent requested in connection with PEG LP 1.0’s and PEG LP 2.0’s remaining development activities, and PEG LP 1.0 and PEG LP 2.0, as applicable, will continue to pay us for those services primarily on a cost reimbursement basis.
Service Mark License Agreement
We have entered into a Service Mark License Agreement with PEG LP 2.0 which provides PEG LP 2.0 with a license from us to use the Pattern Development logo and certain other service marks. Such agreement is substantially the same as the service mark license agreement we had previously entered into with PEG LP 1.0.
Each of the agreements described above, as well as the waiver of our rights of first offer under the PEG LP 1.0 Purchase Rights Agreement, was recommended by the Conflicts Committee, which is comprised solely of independent directors, for approval by our Board of Directors, and approved by the Board of Directors.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
Section 5 of our Code of Business Conduct and Ethics relating to Conflicts of Interest currently provides an exception to such provisions for having an interest in PEG LP 1.0 that is disclosed and subject to applicable governance arrangements. Disclosure of such interests in PEG LP 1.0 is contained in our registration statement filed in connection with our initial public offering (Registration No. 333-190538). Under the transaction, the formation of PEG LP 2.0 had a similar equity ownership structure as PEG LP 1.0 and certain persons (including the following executive officers, Michael M. Garland, Hunter H. Armistead, and Daniel M. Elkort) hold similar types of interests in PEG LP 2.0 as in PEG LP 1.0. Section 5 of our Code of Business Conduct and Ethics was amended to provide a similar exception as the PEG LP 1.0 exception for having an interest in PEG LP 2.0.
Such amendment to the Code of Business Conduct and Ethics was recommended by both the Conflicts Committee and Nominating, Governance & Compensation Committee, which are comprised solely of independent directors, for approval by our Board of Directors, and approved by the Board of Directors.
Item 7.01 Regulation FD Disclosure.
On December 14, 2016, Pattern Energy issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.
d. Exhibits

Exhibit Number	Description
10.1
Purchase Rights Agreement among us, Pattern Energy Group 2 LP, and (solely with respect to Article III thereto) Pattern Energy Group Holdings 2 LP and Pattern Energy Group Holdings 2 GP LLC, dated as of December 8, 2016

10.2	Multilateral Management Services Agreement among us, Pattern Energy Group LP and Pattern Energy Group 2 LP, dated as of December 8, 2016
10.3	Amended and Restated Non-Competition Agreement among us, Pattern Energy Group LP and Pattern Energy Group 2 LP, dated as of December 8, 2016
10.4	Service Mark License Agreement between us and Pattern Energy Group 2 LP, dated as of December 8, 2016
99.1	Press release issued by Pattern Energy Group Inc. dated as of December 14, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 14, 2016

PATTERN ENERGY GROUP INC.
By:	/s/ Kim H. Liou
Name:	Kim H. Liou
Title:	Secretary